KEMPER
INCOME AND CAPITAL
PRESERVATION FUND

SEMIANNUAL REPORT TO SHAREHOLDERS FOR THE PERIOD ENDED APRIL 30, 1997

Offering Investors The Opportunity For A High Level Of Current Income And Preservation Of Capital

                    " . . .    We managed the fund with a
                    neutral to defensive duration for the entire six-month period because we felt that economic growth was gaining momentum . . ."

                                                             [KEMPER FUNDS LOGO]

CONTENTS

3
Economic Overview
5
Performance Update
7
Portfolio Statistics
8
Portfolio of Investments
11
Financial Statements
13
Notes to Financial Statements
17
Financial Highlights

AT A GLANCE
--------------------------------------------------------------------------------
KEMPER INCOME AND CAPITAL
PRESERVATION FUND TOTAL RETURNS
--------------------------------------------------------------------------------
FOR THE SIX-MONTH PERIOD ENDED APRIL 30, 1997
(UNADJUSTED FOR ANY SALES CHARGE)

                                      [BAR GRAPH]
--------------------------------------------------------------------------------

CLASS A                  1.25%
CLASS B                  0.77%
CLASS C                  0.79%
LIPPER CORPORATE
DEBT A RATED FUNDS
  CATEGORY AVERAGE*      1.31%
--------------------------------------------------------------------------------

Returns and rankings are historical and do not represent future performance. Returns and net asset value fluctuate. Shares are redeemable at current net asset value, which may be more or less than original cost.

* Lipper Analytical Services, Inc. returns and rankings are based upon changes in net asset value with all dividends reinvested and do not include the effect of sales charges and, if they had, results may have been less favorable.



--------------------------------------------------------------------------------
 NET ASSET VALUE
--------------------------------------------------------------------------------
                               AS OF      AS OF
                              04/30/97   10/31/96

--------------------------------------------------------------------------------
KEMPER INCOME AND CAPITAL
PRESERVATION FUND CLASS A      $8.28      $8.46
--------------------------------------------------------------------------------
KEMPER INCOME AND CAPITAL
PRESERVATION FUND CLASS B      $8.25      $8.43
--------------------------------------------------------------------------------
KEMPER INCOME AND CAPITAL
PRESERVATION FUND CLASS C      $8.27      $8.45
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 KEMPER INCOME AND CAPITAL
 PRESERVATION FUND RANKINGS*
--------------------------------------------------------------------------------

COMPARED TO ALL OTHER FUNDS IN THE LIPPER CORPORATE DEBT A RATED FUNDS CATEGORY

                          CLASS A     CLASS B     CLASS C
--------------------------------------------------------------------------------
 1-YEAR                   #60 OF      #107 OF     #106 OF
                         122 FUNDS   122 FUNDS   122 FUNDS
--------------------------------------------------------------------------------
 5-YEAR                   #12 OF        N/A         N/A
                         51 FUNDS
--------------------------------------------------------------------------------
 10-YEAR                  #12 OF        N/A         N/A
                         27 FUNDS
--------------------------------------------------------------------------------
 15-YEAR                   #7 OF        N/A         N/A
                         23 FUNDS
--------------------------------------------------------------------------------
 20-YEAR                   #7 OF        N/A         N/A
                         17 FUNDS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DIVIDEND AND YIELD REVIEW
--------------------------------------------------------------------------------

THE FOLLOWING TABLE SHOWS PER SHARE DIVIDEND AND YIELD INFORMATION FOR THE FUND AS OF APRIL 30, 1997.

                       CLASS A   CLASS B   CLASS C
--------------------------------------------------
SIX-MONTH INCOME:      $0.2850   $0.2446   $0.2467
--------------------------------------------------
APRIL DIVIDEND:        $0.0475   $0.0397   $0.0407
--------------------------------------------------
ANNUALIZED
DISTRIBUTION RATE+:      6.88%     5.77%     5.91%
--------------------------------------------------
SEC YIELD+:              6.24%     5.59%     5.62%
--------------------------------------------------

+ Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on April 30, 1997. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The SEC yield is net investment income per share earned over the month ended April 30, 1997, shown as an annualized percentage of the maximum offering price on that date. The SEC yield is computed in accordance with the standardized method prescribed by the Securities and Exchange Commission.

YOUR FUND'S STYLE
--------------------------------------------------------------------------------
MORNINGSTAR FIXED-INCOME FUNDS STYLE BOX
--------------------------------------------------------------------------------

                                                 Maturity

                                        Short   Intermediate  Long

Quality   High                           ---         ---       ---

          Medium                         ---         ---        X

          Low                            ---         ---       ---


Source: Morningstar, Inc., Chicago, IL (312) 696-6000. (Morningstar Style
Box is based on a portfolio date as of April 30, 1997.) The Fixed-Income
Style Box placement is based on a fund's average effective maturity or duration and the average credit rating of the bond portfolio.

Please note that style boxes do not represent an exact assessment of risk and do not represent future performance. Please consult the prospectus for a description of investment policies.

ECONOMIC OVERVIEW

[TIMBERS PHOTO]

STEPHEN B. TIMBERS IS PRESIDENT, CHIEF INVESTMENT AND EXECUTIVE OFFICER OF ZURICH KEMPER INVESTMENTS, INC. (ZKI). ZKI AND ITS AFFILIATES MANAGE APPROXIMATELY $80 BILLION IN ASSETS, INCLUDING $45 BILLION IN RETAIL MUTUAL FUNDS. TIMBERS IS A GRADUATE OF YALE UNIVERSITY AND HOLDS AN M.B.A. FROM HARVARD UNIVERSITY.

DEAR SHAREHOLDER,

The agreement between the White House and Republican leaders in Congress to balance the federal budget has effectively ended the market correction that began in the first quarter. Such sudden progress on balancing the budget, an initiative that the bond market was anticipating resolution on more than one year ago, is positive news.

     The next several weeks will find Congress and the Clinton administration negotiating toward a final agreement. Unlike previous failed proposals that sought to balance the budget principally by increasing income taxes, the current plan -- which starts from the base of a relatively small deficit -- proposes to slow the growth of federal spending. As such, its prospects are promising.

     Natural skeptics are waiting to see specific legislation to see if the agreement has teeth. While we are optimistic, we need to temper our enthusiasm. Much of the good news associated with a balanced budget was quickly discounted in the higher prices in the stock and bond markets.

     Of particular interest to equity investors is the agreement to reduce the maximum tax rate on capital gains. Although details of the reduction are yet to be known, the prospect of more favorable tax treatment on gains will have the short-term effect of supporting stocks -- investors can be expected to postpone selling until they can qualify for the lower tax rate. With equity sales essentially "frozen" until the effective date is known, the stock market should have a considerable underpinning. Once an effective date is determined, we would expect the pent-up selling to occur. However, then we shall enjoy the long-term positive effect of the lower tax rate on gains.

     Talk of a balanced budget has shifted the spotlight away from the Federal Reserve Board's upward pressure on interest rates. Having declined to raise rates in May, the Fed may still act again at a later date. However, this action may be the last for a while because the economy seems to be slowing down in the second quarter, after the rapid 5.6 percent growth in the first quarter of the year. A slower economy would reduce the threat of inflation and reduce the need for further rate hikes by the Fed.

     In fact, a review of the standard measures of the economy shows little to be concerned about. As has been the pattern for more than five years, a few strong quarters followed by a few weak quarters have produced an overall 2 percent to 3 percent rate of growth in gross domestic product (GDP). Job creation and the unemployment rate are consistent with a moderately expanding economy. Corporate profits continue to grow at an expected 4 to 5 percent rate in 1997. The Consumer Price Index continues to track at a 2.5 percent to 3.0 percent rate.

     Just as we see a limited downside to today's rising interest rate environment, so is there a limited upside in the near future. The effect of higher rates will have to work itself through the economy. Higher rates have significant implications for corporate profitability, debt issuance, credit extension and international trade. Post-correction cash flows into the financial markets will be a subject of great scrutiny. One of the factors driving the stock market to its recent all-time high was the unprecedented high level of investment through mutual funds, 401(k)s and qualified contribution plans. It is realistic to expect that, on the margin, some of that cash will find a home in short-term, liquid investments while the stock market sorts itself out.

     Leadership in the stock market has been quite narrow and concentrated for the past six months in large, multinational companies with familiar consumer brand names. The recent rally after the announcement of a balanced budget agreement suggests that valuations of smaller capitalization stocks are compelling and the market is broadening.

     Higher interest rates are, of course, anathema to the fixed-income market. However, bond investors in the last few weeks have been cheered by the balanced budget proposal and by expectations that interest rates would not go much higher. We expect the bond market to trade in a very narrow range -- with long-term interest rates no lower than 6.50 percent

ECONOMIC OVERVIEW

and no higher than 7.25 percent. One positive effect of the stock market correction was the widening of spreads available on high yield bonds. As a consequence, high yield bonds today are more reasonably priced.

     A natural response to increased volatility in the U.S. equity market is to look abroad. In fact, the valuations of many international markets are more attractive than the U.S. However, the weak German and Japanese economies make it difficult to identify many exciting near-term opportunities without careful research.

     Our recommendation to shareholders is to stay the course and to fight the temptation to try to time when and where you should be invested without help. Financial assets react much quicker today to events. Volatility has returned to the market and with it heightened uncertainty. Now is the time to rely on your financial representative for the expertise and the long-term investing discipline that he or she can provide.

--------------------------------------------------------------------------------
ECONOMIC GUIDEPOSTS
--------------------------------------------------------------------------------

Economic activity is a key influence on investment performance and shareholder decision-making. Periods of recessions or boom, inflation or deflation, credit expansion or credit crunch have a significant impact on mutual fund performance.

     The following are some significant economic guideposts and their investment rationale that may help your investment decision-making. The 10-year Treasury rate and the prime rate are prevailing interest rates. The other data report year-to-year percentage changes.


                                  [BAR GRAPH]

                                NOW (5/31/97)          6 MONTHS AGO            1 YEAR AGO              2 YEAR AGO

10-YEAR TREASURY RATE(1)              6.71                   6.3                    6.91                    6.17
PRIME RATE(2)                         8.5                    8.25                   8.25                    9
INFLATION RATE(3)                     2.3                    3.31                   2.75                    3.04
THE U.S. DOLLAR(4)                    6.55                   4.36                   9.15                   -9.31
CAPITAL GOODS ORDERS(5)*              8.28                   2.42                   3.93                   17.47
INDUSTRIAL PRODUCTION(5)              4.28                   4.36                   3.34                    2.88
EMPLOYMENT GROWTH(6)                  2.13                   2.15                   2.09                    2.7

[1] Falling interest rates in recent years have been a big plus for financial assets.

[2] The interest rate that commercial lenders charge their best borrowers.

[3] Inflation reduces an investor's real return. In the last five years, inflation has been as high as 6%. The low, moderate inflation of the last few years has meant high real returns.

[4] Changes in the exchange value of the dollar impact U.S. exporters and the value of U.S. firms' foreign profits.

[5] These influence corporate profits and equity performance.

[6] An influence on family income and retail sales.

*   Data as of April 30, 1997.

SOURCE:  ECONOMICS DEPARTMENT, ZURICH KEMPER INVESTMENTS, INC.

  With this commentary as an economic backdrop, we encourage you to read the following detailed report of your fund, including an interview with your fund's portfolio management. Thank you for your continued support. We appreciate the opportunity to serve your investment needs.

Sincerely,

/s/ Stephen B. Timbers

STEPHEN B. TIMBERS
PRESIDENT, CHIEF INVESTMENT AND EXECUTIVE OFFICER
Zurich Kemper Investments, Inc.

June 9, 1997

PERFORMANCE UPDATE

[CESSINE PHOTO]

ROBERT CESSINE JOINED ZURICH KEMPER INVESTMENTS, INC. (ZKI) IN JANUARY 1993. HE IS SENIOR VICE PRESIDENT OF ZKI AND THE PORTFOLIO MANAGER OF KEMPER INCOME AND CAPITAL PRESERVATION FUND. MR. CESSINE RECEIVED BOTH A B.S. AND AN M.S. DEGREE FROM THE UNIVERSITY OF WISCONSIN, MADISON, WISCONSIN AND IS A CHARTERED FINANCIAL ANALYST.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT, AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS.

THE SIX-MONTH REPORTING PERIOD, NOVEMBER 1, 1996 THROUGH APRIL 30,
1997, WAS CHARACTERIZED BY HIGHER INTEREST RATES AND A VOLATILE EQUITY MARKET. KEMPER INCOME AND CAPITAL PRESERVATION FUND PORTFOLIO MANAGER ROBERT CESSINE EXPLAINS THE EVENTS THAT OCCURRED AND HOW HE ADJUSTED THE FUND FOR A HIGHER INTEREST RATE ENVIRONMENT DURING THE PERIOD.

Q    HOW DID KEMPER INCOME AND CAPITAL PRESERVATION FUND PERFORM DURING THE
SEMIANNUAL REPORTING PERIOD NOVEMBER 1, 1996 THROUGH APRIL 30, 1997?

A It was a difficult period for the fund. Class A shares (unadjusted for sales charge) returned 1.25 percent. Performance was most dramatically impacted by the Federal Reserve Board's (the Fed) 0.25 percent increase in short-term interest rates near the end of March. But the fund struggled more than some of its peers due to its significant investment in high-grade corporate bonds--about 70 percent of the portfolio. High-grade corporate bonds were hurt by the Fed tightening and also by the simultaneous decline in the stock market. However, we remain optimistic about the long-term performance of the fund's corporate bond allocation. We believe that the one-two punch the fund and corporate bonds experienced in March was a temporary set-back, not the beginning of a long-term bear market.

Q    WOULD YOU EXPLAIN THE CONTRIBUTING FACTORS LEADING UP TO THE
RECENT MARKET WEAKNESS?

A The Federal Reserve Board's interest rate increase in late March was the most significant basis for the market's weakness. But the magnitude of the sell-off that occurred as a result of the rate increase was also fueled by comments made by Federal Reserve Board Chairman Alan Greenspan in February. Greenspan expressed his concern about the historically tight spreads in the high yield corporate market and whether or not that strong performance could be sustained. Since spreads in the investment-grade bond market were tight as well, the comment concerned investors in all types of corporate bonds. In addition, Greenspan commented for the second time that investors were perhaps acting with "irrational exuberance" and that the values of equity securities might be inflated. This caused further concern since a decline in the value of equities would, in-turn, likely impact the performance of corporate bonds.

  At about the same time, stronger than anticipated economic growth statistics were released and Greenspan intimated that a tightening of interest rates might be necessary to keep inflation at bay. The Fed's tightening occurred in March and initiated a sharp sell-off in virtually all securities markets and a widening of corporate bond spreads. The high grade market was hit harder than it might have been if the stock market hadn't declined as it did.

PERFORMANCE UPDATE

Q    WHEN DID YOU BEGIN PREPARING THE FUND FOR A POSSIBLE INCREASE IN INTEREST
RATES?

A    We managed the fund with a neutral to defensive duration for the entire six-month period because we felt that economic growth was gaining momentum. Duration is a measurement of a fund's sensitivity to interest rates (the shorter the duration, the less sensitive the fund is to interest rate changes). In February, we shortened the fund's duration even further as it became more clear that the increase in rates was imminent.

Q    WHAT TYPES OF ADJUSTMENTS DID YOU MAKE TO THE FUND TO SHORTEN ITS DURATION?

A    The most significant adjustment we made was to increase the level of cash and cash equivalents in the portfolio. At the start of the period, cash and short-term Treasuries (maturities of three years or less) represented
6 percent of the portfolio. By the end of March, when rates were increased, cash and short-term Treasuries accounted for 12 percent of the fund's holdings.

  Typically, we try to keep the fund's cash position relatively low, to help maintain a high level of interest income. However, when rates fell in March, our larger cash position helped reduce the impact of the drop in investment valuations.

Q    HINDSIGHT BEING 20/20, WHAT DO YOU WISH YOU WOULD HAVE DONE DIFFERENTLY
WITH THE FUND?

A    Looking back, I wish that we would have been invested in mortgage securities. Mortgages outperformed all other high quality income asset classes during the first four months of 1997, and they would have cushioned the fund somewhat from the impact of the Fed's tightening and the decline in the stock market.

  We chose not to invest in mortgages during the period because we felt that they were priced too high to provide a suitable total return for the fund. Additionally, we did not anticipate that interest rates would rise significantly enough to sustain their performance. Mortgages tend to outperform other types of high quality fixed-income securities during times of declining volatility or when rates rise because they have relatively short durations. Conversely, they tend to underperform as rates fall for the same reason and because it is more likely that mortgage owners will refinance when rates move lower. Should mortgages cheapen over the next several months, we may add some to the portfolio.

Q    WHAT'S YOUR OUTLOOK FOR THE FUND AND THE INVESTMENT-GRADE CORPORATE MARKET?

A    We are optimistic about the prospects for investment-grade bonds. Remember, the reason that the Fed increased short-term rates was because the economy had begun to grow at a faster pace. This pick-up in growth caused concern that inflation might begin to creep up as well. But at this point, inflation remains relatively benign. Economic growth, on the other hand, is positive for companies issuing debt. Stronger growth generates consumer spending, which fuels corporate earnings and enables companies to meet their coupon payments. Growth at a controlled rate, which is what we've been experiencing, is fundamentally good for corporate bonds and for the fund.

PORTFOLIO STATISTICS

PORTFOLIO COMPOSITION*

                                            ON 4/30/97              ON 10/31/96
--------------------------------------------------------------------------------
TREASURY BONDS AND NOTES                        14%                      13%
--------------------------------------------------------------------------------
FOREIGN BONDS                                    5                        9
--------------------------------------------------------------------------------
CORPORATE BONDS                                 67                       72
--------------------------------------------------------------------------------
CASH AND EQUIVALENTS                            14                        6
--------------------------------------------------------------------------------
                                               100%                     100%

                                          [PIE CHART]           [PIE CHART]
                                          ON 4/30/97            ON 10/31/96


YEARS TO MATURITY

--------------------------------------------------------------------------------
CASH AND EQUIVALENTS                             7%                       1%
--------------------------------------------------------------------------------
1-10 YEARS                                      64                       72
--------------------------------------------------------------------------------
10-20 YEARS                                     14                       17
--------------------------------------------------------------------------------
20+ YEARS                                       15                       10
--------------------------------------------------------------------------------
                                               100%                     100%

                                          [PIE CHART]              [PIE CHART]
                                          ON 4/30/97               ON 10/31/96
AVERAGE MATURITY

                                           ON 4/30/97               ON 10/31/96
AVERAGE MATURITY                            7.8 YEARS               13.2 YEARS
--------------------------------------------------------------------------------

* Portfolio composition is subject to change.

PORTFOLIO OF INVESTMENTS

KEMPER INCOME AND CAPITAL PRESERVATION FUND

Portfolio of Investments at April 30, 1997
(DOLLARS IN THOUSANDS)

-----------------------------------------------------------------------------------------------------------------
 GOVERNMENT OBLIGATIONS                                                               PRINCIPAL AMOUNT      VALUE
U.S. GOVERNMENT--20.8%                 U.S. Treasury Notes
                                         9.25%, 1998                                           $10,000   $ 10,384
                                         9.125%, 1999                                           29,500     31,067
                                         5.875%, 2004                                            3,950      3,785
                                       U.S. Treasury Bonds
                                         10.75%, 2003                                           60,000     72,141
                                         6.50%, 2026                                            10,500      9,860
                                         ------------------------------------------------------------------------
                                         TOTAL U.S. GOVERNMENT OBLIGATIONS
                                         (Cost: $129,976)                                                 127,237
                                         ------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
CANADIAN GOVERNMENT--2.0%                Province of Nova Scotia, 8.75%, 2022                    4,000      4,471
                                         Province of Quebec, 8.625%, 2005                        7,500      8,063
                                         ------------------------------------------------------------------------
                                         TOTAL CANADIAN GOVERNMENT OBLIGATIONS
                                         (Cost: $12,885)                                                   12,534
                                         ------------------------------------------------------------------------

 CORPORATE OBLIGATIONS
BANKS--19.5%                             Abbey National First Capital, 8.20%, 2004               1,600      1,687
                                         Abbey National PLC, 7.35%, 2049                         3,350      3,302
                                         ABN-Amro Holding N.V., 8.25%, 2009                      7,000      7,233
                                         BCH Cayman Islands Ltd., 7.70%, 2006                    2,480      2,489
                                         Banco Central Hispano, 7.50%, 2005                      7,500      7,445
                                         Bangkok Bank
                                         7.25%, 2005                                             2,500      2,397
                                         8.375%, 2027                                            3,900      3,773
                                         Capital One Bank, 8.125%, 2000                          7,500      7,667
                                         Citicorp, 7.625%, 2005                                  7,500      7,632
                                         Corporation Andina De Formento, 7.79%, 2017             9,500      9,385
                                         Crestar Financial Corp., 8.75%, 2004                    5,000      5,354
                                         First Fidelity Bancorporation, 9.625%, 1999             5,000      5,307
                                         Fleet Financial Group, Inc., 8.625%, 2007               5,000      5,380
                                         Kansallis Osake Bank, 10.00%, 2002                      5,000      5,591
                                         Kansallis Osake Pankki, 8.65%, 2049                     5,000      5,179
                                         NationsBank Corp., 9.50%, 2004                          5,000      5,606
                                         Peoples Bank Bridgeport., 7.20%, 2006                   4,950      4,744
                                         Riggs National Corp., 8.50%, 2006                       7,000      7,052
                                         Societe Generale, 7.85%, 2049                           4,900      4,933
                                         SunTrust Banks, 7.25%, 2006                             4,950      4,924
                                         Svenska Handelbanken
                                         8.35%, 2004                                             5,000      5,283
                                         7.125%, 2049                                            1,950      1,882
                                         Wells Fargo and Co., 8.75%, 2002                        5,000      5,350
                                         ------------------------------------------------------------------------
                                                                                                          119,595
-----------------------------------------------------------------------------------------------------------------
COMMUNICATIONS, MEDIA                    Comcast Cablevision, 8.375%, 2007                       4,900      4,945
AND ELECTRONICS--6.0%
                                         News American Holdings, Inc., 9.25%, 2013              10,450     11,340
                                         Tele-Communications, Inc., 9.80%, 2012                  6,000      6,520
                                         Time Warner Entertainment Co., L.P., 8.375%, 2023       3,750      3,740
                                         Time Warner Inc., 9.15%, 2023                           4,950      5,283
                                         Worldcom Inc., 7.75%, 2007                              4,950      4,947
                                         ------------------------------------------------------------------------
                                                                                                           36,775

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

                                                                                      PRINCIPAL AMOUNT      VALUE
-----------------------------------------------------------------------------------------------------------------

CONSUMER PRODUCTS,                       Dayton Hudson Corp., 7.25%, 2004                      $ 5,000   $  4,960
SERVICES AND RETAIL--10.9%
                                         Dimon Inc., 8.875%, 2006                                5,550      5,679
                                         Federated Department Stores
                                         10.00%, 2001                                            7,500      8,144
                                         8.50%, 2003                                             3,000      3,121
                                         Grand Metropolitan Investment Corp., 8.625%, 2001       5,000      5,309
                                         JC Penney
                                         7.60%, 2007                                             2,500      2,531
                                         7.95%, 2017                                             4,950      5,004
                                         La Quinta Motor Inns, 7.25%, 2004                       5,000      4,884
                                         Marriott International, 6.75%, 2009                     5,000      4,618
                                         Philip Morris, 7.75%, 2027                              7,450      7,007
                                         RJR Nabisco, Inc.
                                         8.75%, 2005                                             3,950      3,846
                                         8.00%, 2000                                             3,500      3,583
                                         Royal Caribbean Cruises Ltd., 8.25%, 2005               7,480      7,791
                                         ------------------------------------------------------------------------
                                                                                                           66,477
-----------------------------------------------------------------------------------------------------------------
DRUGS AND HEALTH CARE--2.7%              MedPartners, Inc., 7.375%, 2006                         7,450      7,328
                                         Tenet Healthcare
                                         8.625%, 2003 and 2007                                   8,950      9,058
                                         ------------------------------------------------------------------------
                                                                                                           16,386
-----------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES--11.8%                AB Spintab, 7.50%, 2049                                 6,000      5,920
                                         Aegon N.V., 8.00%, 2006                                 5,000      5,208
                                         African Development Bank, 9.30%, 2000                   4,000      4,273
                                         Associates Corp., N.A., 8.25%, 1999                     5,000      5,181
                                         Equitable Life, 6.95%, 2005                             5,000      4,816
                                         Finova Capital Corp., 9.125%, 2002                      5,000      5,399
                                         General Electric Capital Corp., 8.625%, 2008            5,000      5,544
                                         Household Finance, 8.00%, 2004                          5,000      5,171
                                         Lehman Brothers Holdings, 7.375%, 2007                  7,500      7,332
                                         Morgan Stanley Group, 6.875%, 2007                      4,950      4,763
                                         Salomon Inc., 7.50%, 2003                               7,450      7,466
                                         Sears Roebuck Acceptance Corp., 8.45%, 1998             3,000      3,085
                                         TriNet Corporate Realty Trust
                                         7.30%, 2001                                             5,000      5,020
                                         7.95%, 2006                                             3,000      3,064
                                         ------------------------------------------------------------------------
                                                                                                           72,242
-----------------------------------------------------------------------------------------------------------------
ENERGY AND CHEMICALS--10.8%              Citgo Petroleum Corp., 7.875%, 2006                     4,000      4,038
                                         Enersis S.A., 7.40%, 2016                               4,950      4,710
                                         Freeport-McMoRan, Inc., 7.20%, 2026                     7,450      7,276
                                         Gulf Canada Resources, 8.35%, 2006                      7,450      7,631
                                         Oryx Energy Co., 8.375%, 2004                           6,000      6,107
                                         Parker & Parsley Petroleum
                                         8.875%, 2005                                            5,000      5,379
                                         8.25%, 2007                                             3,940      4,098
                                         Petronas Dagangan Berhad, 7.125%, 2006                  7,500      7,373
                                         Reliance Industries Ltd., 10.25%, 1997                  2,000      2,021
                                         Repsol International Finance, 7.00%, 2005               5,000      4,944
                                         Tennessee Gas Pipeline, 7.00%, 2027                     4,400      4,329
                                         USX Corp., 9.375%, 2012                                 7,500      8,467
                                         ------------------------------------------------------------------------
                                                                                                           66,373

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)

-----------------------------------------------------------------------------------------------------------------
                                                                                      PRINCIPAL AMOUNT      VALUE
-----------------------------------------------------------------------------------------------------------------
TRANSPORTATION--6.5%                     Delta Airlines

                                         9.32%, 2009                                           $ 4,303   $  4,657
                                         9.75%, 2021                                             6,000      7,026
                                         Ford Motor Credit, 7.75%, 2005                          5,000      5,115
                                         General Motors Acceptance Corp., 8.875%, 2010           5,000      5,638
                                         Northwest Airlines, 8.375%, 2004                        3,950      3,906
                                         Penske Truck Leasing, 8.25%, 1999                       5,000      5,177
                                         United Airlines, 9.56%, 2018                            7,500      8,347
                                         ------------------------------------------------------------------------
                                                                                                           39,866
-----------------------------------------------------------------------------------------------------------------
UTILITIES--1.7%                          Chesapeake and Potomac Telephone Company of
                                           Virginia, 8.375%, 2029                                5,000      5,575
                                         US West Capital Funding, 7.90%, 2027                    5,000      4,931
                                         ------------------------------------------------------------------------
                                                                                                           10,506
                                         ------------------------------------------------------------------------
                                         TOTAL CORPORATE OBLIGATIONS--69.9%
                                         (Cost: $431,096)                                                 428,220
                                         ------------------------------------------------------------------------

 MONEY MARKET INSTRUMENTS
                                         Yield--5.50% to 5.75%
                                         Due--May 1997
                                         Baxter International Inc.                               5,000      4,994
                                         Beneficial Corp.                                        5,000      4,997
                                         Enserch Corp.                                           5,000      4,991
                                         GTE Corp.                                               5,000      4,990
                                         Other                                                  27,000     26,949
                                         ------------------------------------------------------------------------
                                         TOTAL MONEY MARKET INSTRUMENTS--7.7%
                                         (Cost: $46,922)                                                   46,921
                                         ------------------------------------------------------------------------
                                         TOTAL INVESTMENTS--100.4%
                                         (Cost: $620,879)                                                 614,912
                                         ------------------------------------------------------------------------
                                         LIABILITIES, LESS OTHER ASSETS--(.4)%                             (2,603)
                                         ------------------------------------------------------------------------
                                         NET ASSETS--100%                                                $612,309
                                         ------------------------------------------------------------------------

 NOTE TO PORTFOLIO OF INVESTMENTS

Based on the cost of investments of $620,879,000 for federal income tax purposes at April 30, 1997, the gross unrealized appreciation was $5,118,000 the gross unrealized depreciation was $11,085,000 and the net unrealized depreciation of investments was $5,967,000.

See accompanying Notes to Financial Statements.

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

April 30, 1997
(in thousands)



------------------------------------------------------------------------
ASSETS
------------------------------------------------------------------------
Investments, at value
(Cost: $620,879)                                                $614,912
------------------------------------------------------------------------
Receivable for:
  Investments sold                                                33,548
------------------------------------------------------------------------
  Fund shares sold                                                 2,141
------------------------------------------------------------------------
  Interest                                                        13,910
------------------------------------------------------------------------
    TOTAL ASSETS                                                 664,511
------------------------------------------------------------------------


------------------------------------------------------------------------
 LIABILITIES AND NET ASSETS
------------------------------------------------------------------------
Cash overdraft                                                     2,692
------------------------------------------------------------------------
Payable for:
  Investments purchased                                           48,379
------------------------------------------------------------------------
  Fund shares redeemed                                               477
------------------------------------------------------------------------
  Management fee                                                     261
------------------------------------------------------------------------
  Administrative services fee                                         99
------------------------------------------------------------------------
  Distribution services fee                                           52
------------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses             172
------------------------------------------------------------------------
  Trustees' fees and other                                            70
------------------------------------------------------------------------
    Total liabilities                                             52,202
------------------------------------------------------------------------
NET ASSETS                                                      $612,309
------------------------------------------------------------------------
 ANALYSIS OF NET ASSETS
------------------------------------------------------------------------
Paid-in capital                                                 $625,189
------------------------------------------------------------------------
Accumulated net realized loss on investments                     (18,627)
------------------------------------------------------------------------
Net unrealized depreciation on investments                        (5,967)
------------------------------------------------------------------------
Undistributed net investment income                               11,714
------------------------------------------------------------------------
NET ASSETS APPLICABLE TO SHARES OUTSTANDING                     $612,309
------------------------------------------------------------------------
 THE PRICING OF SHARES
------------------------------------------------------------------------
CLASS A SHARES
  Net asset value and redemption price per share
  ($521,970 / 63,074 shares outstanding)                           $8.28
------------------------------------------------------------------------
  Maximum offering price per share
  (net asset value, plus 4.71% of net asset value or 4.50%
  of offering price)                                               $8.67
------------------------------------------------------------------------
CLASS B SHARES
  Net asset value and redemption price (subject to
  contingent deferred sales charge) per share
  ($77,737 / 9,427 shares outstanding)                             $8.25
------------------------------------------------------------------------
CLASS C SHARES
  Net asset value and redemption price (subject to
  contingent deferred sale charge) per share
  ($6,041 / 731 shares outstanding)                                $8.27
------------------------------------------------------------------------
CLASS I SHARES
  Net asset value and redemption price per share
  ($6,561 / 794 shares outstanding)                                $8.26
------------------------------------------------------------------------

See accompanying Notes to Financial Statements.

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

SIX MONTHS ENDED APRIL 30, 1997
(IN THOUSANDS)

-----------------------------------------------------------------------
 NET INVESTMENT INCOME
-----------------------------------------------------------------------
Interest income                                                 $22,865
-----------------------------------------------------------------------
Expenses:
  Management fee                                                  1,566
-----------------------------------------------------------------------
  Administrative services fee                                       578
-----------------------------------------------------------------------
  Distribution services fee                                         315
-----------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses            712
-----------------------------------------------------------------------
  Professional fees                                                  25
-----------------------------------------------------------------------
  Reports to shareholders                                            56
-----------------------------------------------------------------------
  Trustees' fees and other                                           14
-----------------------------------------------------------------------
    Total expenses                                                3,266
-----------------------------------------------------------------------
NET INVESTMENT INCOME                                            19,599
-----------------------------------------------------------------------
 NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS
-----------------------------------------------------------------------
  Net realized loss on sales of investments                        (373)
-----------------------------------------------------------------------
  Net realized loss from futures transactions                      (166)
-----------------------------------------------------------------------
    Net realized loss                                              (539)
-----------------------------------------------------------------------
  Change in net unrealized appreciation on investments          (12,725)
-----------------------------------------------------------------------
Net loss on investments                                         (13,264)
-----------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS            $ 6,335
-----------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

(in thousands)

                                                                SIX MONTHS
                                                                  ENDED               YEAR ENDED
                                                                APRIL 30,             OCTOBER 31,
                                                                   1997                  1996
 OPERATIONS, DIVIDENDS AND CAPITAL SHARE ACTIVITY
  Net investment income                                          $ 19,599                40,644
-------------------------------------------------------------------------------------------------
  Net realized gain (loss)                                           (539)                2,967
-------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation/depreciation              (12,725)              (12,747)
-------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                6,335                30,864
-------------------------------------------------------------------------------------------------
Net equalization credits (charges)                                  1,095                (1,036)
-------------------------------------------------------------------------------------------------
Distribution from net investment income                           (19,536)              (40,681)
-------------------------------------------------------------------------------------------------
Net increase (decrease) from capital share transactions            51,417               (65,576)
-------------------------------------------------------------------------------------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                            39,311               (76,429)
-------------------------------------------------------------------------------------------------
 NET ASSETS
-------------------------------------------------------------------------------------------------
Beginning of period                                               572,998               649,427
-------------------------------------------------------------------------------------------------
END OF PERIOD
(including undistributed net investment income of
$11,714 and $10,556, respectively)                               $612,309               572,998
-------------------------------------------------------------------------------------------------

See accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
1
     DESCRIPTION OF THE
     FUND Kemper Income and Capital Preservation Fund is an open-end management investment company organized as a business trust under the laws of Massachusetts. The Fund offers four classes of shares. Class A shares are sold to investors subject to an initial sales charge. Class B shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class I shares are sold to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Differences in class expenses will result in the payment of different per share income dividends by class. All shares of the Fund have equal rights with respect to voting, dividends and assets, subject to class specific preferences.

--------------------------------------------------------------------------------
2
     SIGNIFICANT
     ACCOUNTING POLICIES     INVESTMENT VALUATION. Investments are stated at
                             value. Fixed income securities are valued by using market quotations, or independent pricing services that use prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Portfolio securities that are traded on a national securities exchange are valued at the last sale price on the exchange where primarily traded or, if there is no recent sale, at the last current bid quotation. Portfolio securities that are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges where primarily traded.
                             Securities not so traded are valued at the last current bid quotation if market quotations are available. Exchange traded financial futures and options are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Over-the-counter traded fixed income options are valued based upon prices provided by market makers. Other securities and assets are valued at fair value as determined in good faith by the Board of Trustees.

                             INVESTMENT TRANSACTIONS AND INVESTMENT INCOME. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis and includes discount amortization on all fixed income securities. Realized gains and losses from investment transactions are reported on an identified cost basis.

                             FUND SHARE VALUATION. Fund shares are sold and redeemed on a continuous basis at net asset value (plus an initial sales charge on most sales of Class A shares). Proceeds payable on redemption of Class B and Class C shares will be reduced by the amount of any applicable contingent deferred sales charge. On each day the New York Stock Exchange is open for trading, the net asset value per share is determined as of the earlier of 3:00 p.m. Chicago time or the close of the Exchange. The net asset value

NOTES TO FINANCIAL STATEMENTS

                             per share is determined separately for each class by dividing the Fund's net assets attributable to that class by the number of shares of the class outstanding.

                             FEDERAL INCOME TAXES. The Fund has complied with the special provisions of the Internal Revenue Code available to investment companies for the six months ended April 30, 1997. The accumulated net realized loss on sales of investments for federal income tax purposes at April 30, 1997, amounting to approximately $18,597,000 is available to offset future taxable gains. If not applied, the loss carryover expires during the period 2002 through 2005.

                             DIVIDENDS TO SHAREHOLDERS. The Fund declares and pays dividends of net investment income monthly and any net realized capital gains annually, which are recorded on the ex-dividend date. Dividends are determined in accordance with income tax principles which may treat certain transactions differently from generally accepted accounting principles.

                             EQUALIZATION ACCOUNTING. A portion of proceeds from sales and cost of redemptions of Fund shares is credited or charged to undistributed net investment income so that income per share available for distribution is not affected by sales or redemptions of shares.

--------------------------------------------------------------------------------
3
     TRANSACTIONS WITH
     AFFILIATES              MANAGEMENT AGREEMENT. The Fund has a management
                             agreement with Zurich Kemper Investments, Inc.
                             (ZKI), and pays a management fee at an annual rate of .55% of the first $250 million of average daily net assets declining to .40% of average daily net assets in excess of $12.5 billion. The Fund incurred a management fee of $1,566,000 for the six months ended April 30, 1997.

                             UNDERWRITING AND DISTRIBUTION SERVICES AGREEMENT. The Fund has an underwriting and distribution services agreement with Zurich Kemper Distributors, Inc. (ZKDI) (formerly known as Kemper Distributors, Inc.). Underwriting commissions paid in connection with the distribution of Class A shares are as follows:

                                                                              COMMISSIONS       COMMISSIONS ALLOWED
                                                                            RETAINED BY ZKDI     BY ZKDI TO FIRMS
                                                                            ----------------    -------------------
                                       Six months ended April 30, 1997          $26,000              1,092,000

                             For services under the distribution services agreement, the Fund pays ZKDI a fee of .75% of average daily net assets of Class B and Class C shares. Pursuant to the agreement, ZKDI enters into related selling group agreements with various firms at various rates for sales of Class B and Class C shares. In addition, ZKDI receives any contingent deferred sales charges (CDSC) from redemptions of Class B and Class C shares. Distribution fees and commissions paid in connection with the sale of Class B and Class C shares and the CDSC received in connection with the redemption of such shares are as follows:

                                                                            DISTRIBUTION FEES
                                                                                 AND CDSC           COMMISSIONS AND
                                                                               RECEIVED BY         DISTRIBUTION FEES
                                                                                   ZKDI          PAID BY ZKDI TO FIRMS
                                                                            -----------------    ---------------------
                                       Six months ended April 30, 1997           $436,000              317,000

NOTES TO FINANCIAL STATEMENTS

                             ADMINISTRATIVE SERVICES AGREEMENT. The Fund has an administrative services agreement with ZKDI. For providing information and administrative services to Class A, Class B and Class C shareholders, the Fund pays ZKDI a fee at an annual rate of up to .25% of average daily net assets of each class. ZKDI in turn has various agreements with financial services firms that provide these services and pays these firms based on assets of Fund accounts the firms service. Administrative services fees (ASF) paid are as follows:

                                                                                     ASF PAID BY
                                                                                     THE FUND TO      ASF PAID BY
                                                                                        ZKDI         ZKDI TO FIRMS
                                                                                     -----------     -------------
                                       Six months ended April 30, 1997                $578,000          577,000

                             SHAREHOLDER SERVICES AGREEMENTS. Pursuant to a services agreement with the Fund's transfer agent, Zurich Kemper Service Company (ZKSvC) (formerly known as Kemper Service Company) is the shareholder service agent of the Fund. Under the agreement, ZKSvC received shareholder services fees of $470,000 for the six months ended April 30, 1997.

                             OFFICERS AND TRUSTEES. Certain officers or trustees of the Fund are also officers or directors of ZKI. For the year ended April 30, 1997, the Fund made no direct payments to its officers and incurred trustees' fees of $11,000 to independent trustees.

--------------------------------------------------------------------------------
4
     INVESTMENT
     TRANSACTIONS            For the year ended April 30, 1997, investment
                             transactions (excluding short-term instruments) are as follows (in thousands):

                             Purchases                                  $254,950

                             Proceeds on sales                           241,084

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
5
     CAPITAL SHARE
     TRANSACTIONS            The following table summarizes the activity in
                             capital shares of the Fund (in thousands):

                                                                SIX MONTHS ENDED                    YEAR ENDED
                                                                    APRIL 30,                       OCTOBER 31,
                                                              ---------------------           -----------------------
                                                                      1997                             1996
                                                              SHARES        AMOUNT            SHARES         AMOUNT

                                       ----------------------------------------------------------------------------
                                        SHARES SOLD
                                        Class A               13,713       $111,988             8,700       $  72,664
                                       ------------------------------------------------------------------------------
                                        Class B               1,627          13,662             6,081          52,041
                                       ------------------------------------------------------------------------------
                                        Class C                 240           2,029               596           5,059
                                       ------------------------------------------------------------------------------
                                        Class I                  89             751               205           1,771
                                       ------------------------------------------------------------------------------

                                       ----------------------------------------------------------------------------
                                        SHARES ISSUED IN REINVESTMENT OF DIVIDENDS
                                        Class A               1,354          11,335             2,685          22,702
                                       ------------------------------------------------------------------------------
                                        Class B                 205           1,708               441           3,738
                                       ------------------------------------------------------------------------------
                                        Class C                  18             153                25             211
                                       ------------------------------------------------------------------------------
                                        Class I                  28             233                78             661
                                       ------------------------------------------------------------------------------

                                       ----------------------------------------------------------------------------
                                        SHARES REDEEMED
                                        Class A               (9,276)       (76,017)          (16,494)       (137,467)
                                       ------------------------------------------------------------------------------
                                        Class B               (1,381)       (11,600)           (8,647)        (75,755)
                                       ------------------------------------------------------------------------------
                                        Class C                (191)         (1,604)             (521)         (4,568)
                                       ------------------------------------------------------------------------------
                                        Class I                (144)         (1,221)             (780)         (6,633)
                                       ------------------------------------------------------------------------------

                                       ----------------------------------------------------------------------------
                                        CONVERSION OF SHARES
                                        Class A                  87             735               147           1,262
                                       ------------------------------------------------------------------------------
                                        Class B                 (88)           (735)             (147)         (1,262)
                                       ------------------------------------------------------------------------------
                                        NET INCREASE
                                        (DECREASE) FROM CAPITAL
                                        SHARE TRANSACTIONS                 $ 51,417                         $ (65,576)
                                       ------------------------------------------------------------------------------

--------------------------------------------------------------------------------
6
     FINANCIAL FUTURES
     CONTRACTS               The Fund has entered into exchange traded financial
                             futures contracts in order to help protect itself from anticipated market conditions and, as such, bears the risk that arises from entering into these contracts.

                             At the time the Fund enters into a futures contract, it is required to make a margin deposit with its custodian. Subsequently, gain or loss is recognized and payments are made on a daily basis between the Fund and its broker as the market value of the futures contract fluctuates. At April 30, 1997, the market value of assets pledged by the Fund to cover margin requirements for open futures positions was $2,134,000. The Fund also had liquid securities in its portfolio in excess of the face amount of the following short futures position open at April 30, 1997 (in thousands):

                                                                        FACE         EXPIRATION      GAIN (LOSS)
                                                   TYPE                AMOUNT          MONTH         AT 4/30/97
                                       -------------------------------------------------------------------------

                                       U.S. Treasury Bond             $ 54,875       June '97           $ 234
                                       -------------------------------------------------------------------------

                                       U.S. Treasury Note               21,100       June '97            (293)
                                       -------------------------------------------------------------------------

                                         Total                                                          $ (59)
                                       -------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                 ----------------------------------------------------------
                                                                          CLASS A
                                                 ----------------------------------------------------------
                                                   SIX MONTHS              YEAR ENDED OCTOBER 31,
                                                     ENDED              ----------------------------
                                                 APRIL 30, 1997         1996   1995    1994    1993
 PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                $8.46               8.62    7.91    8.97    8.34
-----------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                               .29                .58     .61     .61     .63
-----------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)            (.18)              (.15)    .72   (1.03)    .62
-----------------------------------------------------------------------------------------------------------
Total from investment operations                      .11                .43    1.33    (.42)   1.25
-----------------------------------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment income             .29                .59     .62     .59     .62
-----------------------------------------------------------------------------------------------------------
  Distribution from net realized gain                  --                 --      --     .05      --
-----------------------------------------------------------------------------------------------------------
Total dividends                                       .29                .59     .62     .64     .62
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $8.28               8.46    8.62    7.91    8.97
-----------------------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                        1.25%              5.17   17.47   (4.86)  15.48
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
Expenses                                              .98%               .96     .90     .94     .82
-----------------------------------------------------------------------------------------------------------
Net investment income                                6.80%              6.90    7.31    7.34    7.26
-----------------------------------------------------------------------------------------------------------

[CAPTION]

                                                 ----------------------------------------------------------
                                                                       CLASS B
                                                 ----------------------------------------------------------
                                                                    YEAR ENDED
                                                   SIX MONTHS       OCTOBER 31,       MAY 31 TO
                                                     ENDED        ---------------    OCTOBER 31,
                                                 APRIL 30, 1997    1996     1995        1994
-----------------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                $8.43           8.59     7.90       8.16
-----------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                               .24            .50      .51        .23
-----------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)            (.18)          (.15)     .72       (.26)
-----------------------------------------------------------------------------------------------------
Total from investment operations                      .06            .35     1.23       (.03)
-----------------------------------------------------------------------------------------------------
Less distribution from net investment income          .24            .51      .54        .23
-----------------------------------------------------------------------------------------------------
Net asset value, end of period                      $8.25           8.43     8.59       7.90
-----------------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                         .77%          4.20    16.12       (.45)
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
Expenses                                             1.94%          1.93     1.81       1.92
-----------------------------------------------------------------------------------------------------
Net investment income                                5.84%          5.93     6.40       6.72
-----------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                 -----------------------------------------------------
                                                                        CLASS C
                                                 -----------------------------------------------------
                                                                         YEAR ENDED
                                                   SIX MONTHS           OCTOBER 31,     MAY 31 TO
                                                     ENDED              ------------   OCTOBER 31,
                                                 APRIL 30, 1997         1996   1995       1994
------------------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                 $8.45              8.61    7.90      8.16
------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                .25              .50      .53       .23
------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)             (.18)             (.15)    .72      (.26)
------------------------------------------------------------------------------------------------------
Total from investment operations                       .07              .35     1.25      (.03)
------------------------------------------------------------------------------------------------------
Less distribution from net investment income           .25              .51      .54       .23
------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $8.27              8.45    8.61      7.90
------------------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                          .79%             4.23   16.45      (.44)
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
Expenses                                              1.89%             1.90    1.78      1.89
------------------------------------------------------------------------------------------------------
Net investment income                                 5.89%             5.96    6.43      6.75
------------------------------------------------------------------------------------------------------

                                                 -----------------------------------------------------
                                                                    CLASS I
                                                 -----------------------------------------------------
                                                   SIX MONTHS     YEAR ENDED     JULY 3 TO
                                                     ENDED        OCTOBER 31,   OCTOBER 31,
                                                 APRIL 30, 1997      1996          1995
-----------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                 $8.45           8.61          8.52
-----------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                .28            .60           .19
-----------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)             (.18)          (.15)          .12
-----------------------------------------------------------------------------------------------
Total from investment operations                       .10            .45           .31
-----------------------------------------------------------------------------------------------
Less distribution from net investment income           .29            .61           .22
-----------------------------------------------------------------------------------------------
Net asset value, end of period                       $8.26           8.45          8.61
-----------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                         1.24%          5.45          3.65
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
Expenses                                               .82%           .72           .62
-----------------------------------------------------------------------------------------------
Net investment income                                 6.76%          7.14          6.87
-----------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA FOR ALL CLASSES
------------------------------------------------------------------------------------------------------
                                          SIX MONTHS                  YEAR ENDED OCTOBER 31,
                                            ENDED            -----------------------------------------
                                        APRIL 30, 1997        1996      1995      1994      1993
------------------------------------------------------------------------------------------------------
Net assets at end of year (in
thousands)                                 $612,309          572,998   649,427   510,432   569,145
------------------------------------------------------------------------------------------------------
Portfolio turnover rate (annualized)             87%              74       182       163       190
------------------------------------------------------------------------------------------------------

NOTE: Total return does not reflect the effect of any sales charges.

NOTES

TRUSTEES                                   OFFICERS



STEPHEN B. TIMBERS                         J. PATRICK BEIMFORD JR.
President and Trustee                      Vice President
DAVID W. BELIN
Trustee                                    ROBERT C. CESSINE
LEWIS A. BURNHAM                           Vice President
Trustee
                                           CHARLES R. MANZONI, JR.
DONALD L. DUNAWAY                          Vice President
Trustee
                                           JOHN E. NEAL
ROBERT B. HOFFMAN                          Vice President
Trustee
                                           PHILIP J. COLLORA
DONALD R. JONES                            Vice President
Trustee                                    and Secretary

DOMINIQUE P. MORAX                         JEROME L. DUFFY
Trustee                                    Treasurer

SHIRLEY D. PETERSON                        ELIZABETH C. WERTH
Trustee                                    Assistant Secretary

WILLIAM P. SOMMERS
Trustee

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
LEGAL COUNSEL                   VEDDER, PRICE, KAUFMAN & KAMMHOLZ
                                222 North LaSalle Street
                                Chicago, IL 60601

--------------------------------------------------------------------------------
SHAREHOLDER SERVICE AGENT       ZURICH KEMPER SERVICE COMPANY
                                P.O. Box 419557
                                Kansas City, MO 64141

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CUSTODIAN AND TRANSFER AGENT    INVESTORS FIDUCIARY TRUST COMPANY
                                127 West 10th Street
                                Kansas City, MO 64105

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INVESTMENT MANAGER              ZURICH KEMPER INVESTMENTS, INC.

PRINCIPAL UNDERWRITER           ZURICH KEMPER DISTRIBUTORS, INC.
                                222 South Riverside Plaza Chicago, IL 60606 www.kemper.com

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This report is not to be distributed
unless preceded or accompanied by a
Kemper Fixed Income Funds prospectus.
KICPF - 3 (6/97)   1033390
Printed in the U.S.A.                                     [KEMPER FUNDS LOGO]

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